UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22312

ACAP Strategic Fund

(Exact name of registrant as specified in charter)

350 Madison Avenue, 9th Floor
New York, New York 10017

(Address of principal executive offices) (Zip code)

SilverBay Capital Management LLC
350 Madison Avenue, 9th Floor
New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-389-8713

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACAP STRATEGIC FUND
350 Madison Avenue, 9th Floor
New York, New York 10017

December 28, 2012

Re: ACAP Strategic Fund (the “Fund”)—Annual Report to Shareholders

Dear Investor:

Please find enclosed the Fund’s Annual Report to Shareholders. We also enclose copies of the Privacy Policy for the Fund and its investment adviser.

Please note that a copy of the Fund’s prospectus may be obtained by contacting your financial advisor.

We appreciate your continued investment and look forward to a long mutually beneficial relationship.

Very truly yours,

ACAP STRATEGIC FUND

Annual Report of

ACAP Strategic Fund

Financial Statements
with Report of Independent Registered Public Accounting Firm

For the Year Ended October 31, 2012

ACAP Strategic Fund

Financial Statements

For the Year Ended October 31, 2012

Audit • Tax • Advisory Grant Thornton LLP 60 Broad Street, 24th Floor New York, NY 10004-2306 T 212.422.1000 F 212.422.0144 www.GrantThornton.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
 ACAP Strategic Fund

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (the “Fund”), including the schedules of investments, securities sold, not yet purchased and swap contracts, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights (included in Note 13) for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of October 31, 2012, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACAP Strategic Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
December 27, 2012

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012
Assets
Investments in securities, at fair value (cost $678,995,050)	$723,331,234
Cash and cash equivalents (including Euros of $740,485, with a cost of $752,489, Hong Kong Dollars of $1,791,929, with a cost of $1,791,676, and Singapore Dollars of $(1,041,478), with a cost of $(1,039,796), British Pounds Sterling of $1, with a cost of $1)	122,128,683
Due to/from broker (including Euros of $925,914, with a cost of $927,188, British Pounds Sterling of $1, with a cost of $1, Hong Kong Dollars of $(2,553,866), with a cost of $(2,553,845), Singapore Dollars of $1,770,035, with a cost of $1,678,738, Swedish Krona of $2,603, with a cost of $2,570, and Japanese Yen of $2,671,105, with a cost of $2,698,119)	137,912,837
Receivable for investment securities sold	5,503,946
Interest receivable	244,905
Dividends receivable	73,951
Other assets	20,571

Total assets	989,216,127

Liabilities
Securities sold, not yet purchased, at fair value (proceeds $290,618,636)	264,937,428
Withdrawals payable	12,372,039
Payable for investment securities purchased	9,907,804
Accrued incentive fees	3,377,585
Management fees payable	1,223,485
Net unrealized depreciation on total return swaps	1,118,020
Stock loan fee payable	842,329
Dividends payable on securities sold, not yet purchased	358,974
Administration fees payable	181,787
Shareholders servicing fees payable	152,813
Professional fees payable	64,323
Custody fees payable	37,033
Accrued expenses	61,291

Total liabilities	294,634,911

Net Assets	$694,581,216

Net assets
Represented by:
Shares of beneficial interest—$0.001 par value; unlimited shares authorized; 61,302,489 shares issued and outstanding	$658,471,655
Accumulated net investment gain/(loss)	(43,894,241)
Accumulated net realized gain/(loss) of investment transactions, foreign currency transactions and total return swaps	11,025,971
Net unrealized gain/(loss) of investments, foreign currency and total return swaps	68,977,831

Net Assets	$694,581,216

Net asset value per share	$11.33

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS

Shares		October 31, 2012 Fair Value
	Investments in Securities—104.14%
	Common Stocks—104.14%
	Argentina—0.58%
	Retail—Restaurants—0.58%
310,200	Arcos Dorados Holdings Inc, Class A.	$4,004,682

	Total Argentina (cost $5,734,435)	$4,004,682

	China—8.59%
	Computer Services—0.09%
78,500	VanceInfo Technologies Inc ADR *	598,170

	E-Commerce/Products—0.22%
407,400	E-Commerce China Dangdang Inc ADR *	1,539,972

	Internet Application Software—2.38%
467,000	Tencent Holding Ltd.	16,510,548

	Internet Content—Entertainment—0.92%
117,600	NetEase Inc ADR * (a)	6,350,400

	Real Estate Operations/Development—0.89%
3,519,500	Longfor Properties Co Ltd.	6,212,425

	Retail—Hypermarkets—0.68%
3,467,000	Sun Art Retail Group Ltd.	4,715,074

	Retail—Regional Department Stores—1.26%
3,996,000	Golden Eagle Retail Group Ltd.	8,765,334

	Web Portals/ISP—2.15%
140,200	Baidu Inc ADR * (a)	14,948,124

	Total China (cost $57,167,847)	$59,640,047

	Hong Kong—7.34%
	Advertising Sales—1.48%
436,300	Focus Media Holding Ltd ADR (a)	10,287,954

	Agricultural Operations—0.25%
446,572	Le Gaga Holdings Ltd ADR * (a)	1,746,096

	Alternative Waste Technology—1.12%
15,131,000	China Everbright International Ltd.	7,789,949

	Casino Hotels—3.33%
6,716,000	Galaxy Entertainment Group Ltd *	23,094,149

	Retail—Apparel/Shoes—1.08%
10,746,000	Trinity Ltd.	7,529,060

	Retail—Jewelry—0.08%
254,000	Chow Sang Sang Holdings International Ltd.	542,080

	Total Hong Kong (cost $50,612,630)	$50,989,288

	Israel—1.25%
	Applications Software—0.96%
149,700	Check Point Software Technologies Ltd *	6,666,141

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2012 Fair Value
	Common Stocks (continued)
	Israel (continued)
	Consumer Products—Miscellaneous—0.29%
56,700	SodaStream International Ltd *.	$2,027,025

	Total Israel (cost $9,586,191)	$8,693,166

	Singapore—2.11%
	Electronic Components—Semiconductors—1.31%
277,200	Avago Technologies Ltd (a)	9,155,916

	Real Estate Operations/Development—0.80%
2,627,000	Global Logistic Properties Ltd.	5,533,703

	Total Singapore (cost $13,304,469)	$14,689,619

	United Kingdom—0.01%
	Apparel Manufacturers—0.01%
2,408	Burberry Group PLC	45,234

	Total United Kingdom (cost $47,871)	$45,234

	United States—84.26%
	Apparel Manufacturers—0.79%
35,500	Ralph Lauren Corp.	5,455,995

	Applications Software—6.15%
77,300	Imperva Inc *	2,437,269
156,200	Intuit Inc (a)	9,281,404
566,400	Red Hat Inc * (a)	27,849,888
102,500	ServiceNow Inc *	3,141,625

		42,710,186

	Commercial Services—Finance—2.36%
132,100	FleetCor Technologies Inc * (a)	6,262,861
22,000	Mastercard Inc, Class A (a)	10,140,460

		16,403,321

	Computer Aided Design—3.51%
97,100	ANSYS Inc * (a)	6,882,448
704,900	Aspen Technology Inc *.	17,467,422

		24,349,870

	Computer Data Security—0.21%
111,901	Qualys Inc *	1,452,475

	Computer Software—0.64%
191,640	Eloqua Inc *	4,470,961

	Computers—2.09%
24,400	Apple Inc (a)	14,520,440

	Computers—Integrated Systems—0.79%
80,200	Teradata Corp *	5,478,462

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2012 Fair Value
	Common Stocks (continued)
	United States (continued)
	Computers—Memory Devices—4.54%
720,500	EMC Corp * (a)	$17,594,610
333,000	SanDisk Corp * (a)	13,906,080

		31,500,690

	Consulting Services—3.63%
494,200	Verisk Analytics Inc, Class A * (a)	25,204,200

	Consumer Products—Miscellaneous—1.68%
520,646	Tumi Holdings Inc *	11,662,470

	E-Commerce/Products—6.21%
139,500	Amazon.com Inc * (a)	32,478,390
220,900	eBay Inc *	10,667,261

		43,145,651

	Electronic Components–Semiconductors—7.69%
146,000	Altera Corp	4,450,080
357,600	Broadcom Corp, Class A * (a)	11,276,916
157,300	Ceva Inc *	2,383,095
287,000	NVIDIA Corp	3,435,390
97,100	Omnivision Technologies Inc * (a)	1,388,530
322,600	Silicon Image Inc *	1,419,440
887,700	Xilinx Inc (a)	29,081,052

		53,434,503

	Electronic Design Automation—5.95%
799,600	Cadence Design Systems Inc * (a)	10,122,936
969,800	Synopsys Inc * (a)	31,227,560

		41,350,496

	Enterprise Software / Services—1.40%
87,900	Guidewire Software Inc *	2,693,256
141,600	Informatica Corp *	3,843,024
173,900	QLIK Technologies Inc * (a)	3,201,499

		9,737,779

	Finance–Credit Card—7.11%
557,500	Discover Financial Services (a)	22,857,500
191,300	Visa Inc, Class A	26,544,788

		49,402,288

	Food–Retail—1.49%
109,600	Whole Foods Market Inc	10,382,408

	Internet Infrastructure Software—2.85%
785,700	TIBCO Software Inc * (a)	19,807,497

	Networking Products—2.72%
1,102,900	Cisco Systems Inc (a)	18,903,706

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2012 Fair Value
	Common Stocks (continued)
	United States (continued)
	Retail–Apparel/Shoes—0.82%
159,400	Gap Inc	$5,693,768

	Retail–Discount—4.23%
235,200	Costco Wholesale Corp (a)	23,150,736
155,500	Dollar Tree Inc * (a)	6,199,785

		29,350,521

	Retail–Gardening Products—1.28%
92,500	Tractor Supply Co	8,902,200

	Retail–Mail Order—2.17%
326,100	Williams-Sonoma Inc (a)	15,075,603

	Retail–Miscellaneous / Diversified—0.19%
39,200	Five Below Inc *	1,299,088

	Retail–Restaurants—6.92%
60,600	Chipotle Mexican Grill Inc *	15,424,518
202,300	Dunkin’ Brands Group Inc	6,271,300
110,900	Panera Bread Co, Class A *	18,702,176
108,900	Yum! Brands Inc	7,634,979

		48,032,973

	Retail–Sporting Goods—0.39%
60,700	Cabela’s Inc * (a)	2,719,967

	Semiconductor Components–Integrated Circuits—3.06%
544,000	Analog Devices Inc (a)	21,275,840

	Semiconductor Equipment—2.80%
1,328,900	Teradyne Inc *	19,428,518

	Wireless Equipment—0.59%
226,600	Aruba Networks Inc * (a)	4,117,322

	Total United States (cost $542,541,607)	$585,269,198

	Total Common Stock (cost $678,995,050)	$723,331,234

	Total Investment in Securities (cost $678,995,050)—104.14%†	$723,331,234

	Other Liabilities in Excess of Assets—(4.14%) **	$(28,750,018)

	Net Assets—100.00%	$694,581,216

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased.

*	Non-income producing security.

**	Includes $122,128,683 invested in a BNY Mellon Money Market Account, which is 17.58% of net assets and foreign currency with a U.S. Dollar value of $1,490,937, which is 0.21% of net assets.

ADR	American Depository Receipt

†	Aggregate cost for federal income tax purposes is $684,715,277. The aggregate gross unrealized gain/(loss) for federal income tax purposes for all portfolio investments is as follows:

Excess of value of cost	$64,966,709
Excess of cost of value	(26,350,752)

$38,615,957

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS by Industry (concluded)

Investments in Securities – By Industry	October 31, 2012 Percentage of Net Assets (%)
Advertising Sales	1.48
Agricultural Operations	0.25
Alternative Waste Technology	1.12
Apparel Manufacturers	0.80
Applications Software	7.11
Casino Hotels	3.33
Commercial Services – Finance	2.36
Computer Aided Design	3.51
Computer Data Security	0.21
Computer Software	0.64
Computers	2.09
Computer Services	0.09
Computers – Integrated Systems	0.79
Computers – Memory Devices	4.54
Consulting Services	3.63
Consumer Products – Miscellaneous	1.97
E-Commerce / Products	6.43
Electronic Components – Semiconductors	9.00
Electronic Design Automation	5.95
Enterprise Software / Services	1.40
Finance – Credit Card	7.11
Food – Retail	1.49
Internet Application Software	2.38
Internet Content – Entertainment	0.92
Internet Infrastructure Software	2.85
Networking Products	2.72
Real Estate Operations / Development	1.69
Retail – Apparel / Shoes	1.90
Retail – Discount	4.23
Retail – Gardening Products	1.28
Retail – Hypermarkets	0.68
Retail – Jewelry	0.08
Retail – Mail Order	2.17
Retail – Miscellaneous / Diversified	0.19
Retail – Regional Department Stores	1.26
Retail – Restaurants	7.50
Retail – Sporting Goods	0.39
Semiconductor Components – Integrated Circuits	3.06
Semiconductor Equipment	2.80
Web Portals / ISP	2.15
Wireless Equipment	0.59

Total Investments in Securities	104.14%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

Shares		October 31, 2012 Fair Value
	Securities Sold, Not Yet Purchased—38.14%
	Common Stock—38.14%
	Canada—0.87% Auction House / Art Dealer—0.44%
136,800	Ritchie Bros Auctioneers Inc.	$3,076,632

	Enterprise Software / Services—0.43%
55,300	Open Text Corp.	2,980,117

	Total Canada (proceeds $5,121,576)	$6,056,749

	China—4.82%
	Airlines—0.02%
336,000	China Southern Airlines Co Ltd, Class H.	159,111

	Computers–0.49%
4,226,000	Lenovo Group Ltd.	3,397,125

	Electric – Generation—0.52%
3,584,000	Datang International Power Generation Co Ltd, Class H.	1,276,354
2,968,000	Huaneng Power International Inc, Class H.	2,374,377

		3,650,731

	Food – Miscellaneous / Diversified—0.29%
2,738,000	China Yurun Food Group Ltd.	2,006,669

	Hotels & Motels—0.51%
120,400	Home Inns & Hotels Management Inc ADR.	3,545,780

	Machinery – Construction & Mining—0.62%
3,219,200	Zoomlion Heavy Industry Science and Technology Co Ltd, Class H.	4,336,532

	Metal Processors & Fabrication—0.26%
4,484,000	China Zhongwang Holdings Ltd.	1,793,582

	Metal – Aluminum—0.15%
49,900	Aluminum Corp of China Ltd ADR.	537,423
1,156,000	Aluminum Corp of China Ltd, Class H.	505,652

		1,043,075

	Real Estate Operations / Development—0.61%
3,426,400	Guangzhou R&F Properties Co Ltd, Class H.	4,213,326

	Semiconductor Components – Integrated Circuits—0.00%
18,300	Semiconductor Manufacturing International Corp ADR.	34,587

	Steel – Producers—0.25%
2,880,000	Angang Steel Co Ltd, Class H.	1,727,983

	Telecommunication Equipment—0.30%
1,503,000	ZTE Corp, Class H.	2,117,755

	Web Portals / ISP–0.80%
101,300	SINA Corp.	5,534,019

	Total China (proceeds $37,684,748)	$33,560,275

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2012 Fair Value
	Common Stock (continued)
	France–1.24%
	Building & Construction Products – Miscellaneous—1.24%
246,193	Compagnie de St-Gobain.	$8,674,116

	Total France (proceeds $8,952,086)	$8,674,116

	Germany—0.19%
	Power Conversion / Supply Equipment—0.07%
21,851	SMA Solar Technology AG.	468,325

	Semiconductor Equipment–0.12%
66,155	Aixtron SE NA.	870,957

	Total Germany (proceeds $4,618,795)	$1,339,282

	Hong Kong—3.13%
	Airlines—0.13%
489,000	Cathay Pacific Airways Ltd.	885,870

	Audio / Video Products—0.03%
414,760	Skyworth Digital Holdings Ltd.	224,236

	Cellular Telecommunications—0.28%
118,900	China Unicom Hong Kong Ltd ADR	1,913,101

	Distribution / Wholesale—0.95%
3,914,000	Li & Fung Ltd.	6,565,355

	Electric – Integrated—0.33%
265,000	CLP Holdings Ltd.	2,260,171

	Finance – Other Services—0.41%
173,303	Hong Kong Exchanges and Clearing Ltd.	2,860,031

	Machinery – Construction & Mining—0.27%
7,875,000	Lonking Holdings Ltd.	1,849,337

	Paper & Related Products—0.11%
1,089,000	Nine Dragons Paper Holdings Ltd.	767,211

	Retail – Miscellaneous / Diversified—0.62%
1,316,000	China Resources Enterprise Ltd.	4,279,081

	Total Hong Kong (proceeds $21,718,849)	$21,604,393

	India—1.29%
	Computer Services–1.29%
207,900	Infosys Ltd ADR.	9,027,018

	Total India (proceeds $9,602,469)	$9,027,018

	Japan—5.99%
	Audio / Video Products—1.47%
1,583,700	Panasonic Corp.	10,184,227

	Building Products – Air & Heating—1.00%
251,100	Daikin Industries Ltd.	6,936,459

	Chemicals—0.48%
1,181,000	Sumitomo Chemical Co Ltd.	3,309,710

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2012 Fair Value
	Common Stock (continued)
	Japan (continued)
	Office Automation & Equipment–1.36%
293,300	Canon Inc.	$9,459,910

	Photo Equipment & Supplies—0.90%
369,800	FUJIFILM Holdings Corp.	6,227,360

	Printing – Commercial—0.40%
391,000	Dai Nippon Printing Co Ltd.	2,763,867

	Steel – Producers—0.38%
1,206,000	Nippon Steel Corp.	2,655,535

	Total Japan (proceeds $47,719,625)	$41,537,068

	Singapore–0.56%
	Airlines–0.56%
449,000	Singapore Airlines Ltd.	3,900,990

	Total Singapore (proceeds $3,921,855)	$3,900,990

	Switzerland—0.41%
	Computers – Peripheral Equipment—0.41%
397,800	Logitech International SA	2,868,138

	Total Switzerland (proceeds $5,078,515)	$2,868,138

	Taiwan–1.63%
	Electronic Components – Miscellaneous—0.41%
758,800	AU Optronics	2,868,264

	Electronic Components – Semiconductors—0.16%
79,200	Silicon Motion Technology Corp ADR	1,084,248

	Semiconductor Components – Integrated Circuits—1.06%
493,645	Advanced Semiconductor Engineering Inc ADR	1,875,851
418,100	Siliconware Precision Industries Co ADR	2,006,880
1,830,500	United Microelectronics Corp ADR	3,441,340

		7,324,071

	Total Taiwan (proceeds $13,452,846)	$11,276,583

	United States—18.01%
	Building – Mobile Home / Manufactured Housing—0.41%
75,500	Thor Industries Inc.	2,871,265

	Casino Hotels—0.47%
79,800	Ameristar Casinos Inc.	1,456,350
290,900	Boyd Gaming Corp.	1,794,853

		3,251,203

	Coffee—0.33%
95,500	Green Mountain Coffee Roasters Inc.	2,307,280

	Commercial Services – Finance—0.86%
142,110	H&R Block Inc.	2,515,347
273,500	Western Union Co.	3,473,450

		5,988,797

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2012 Fair Value
	Common Stock (continued)
	United States (continued)
	Computer Services—0.17%
39,200	j2 Global Inc.	$1,177,568

	Computers—1.24%
624,300	Hewlett-Packard Co.	8,646,555

	Cruise Lines—0.85%
156,300	Carnival Corp.	5,920,644

	E-Commerce / Services—0.25%
414,500	Groupon Inc.	1,707,740

	Electronic Components – Semiconductors—2.60%
300,900	Cree Inc.	9,126,297
84,600	Diodes Inc.	1,282,536
160,100	Texas Instruments Inc.	4,497,209
351,000	Freescale Semiconductor Holdings Ltd.	3,137,940

		18,043,982

	E-Marketing / Information—0.10%
113,100	QuinStreet Inc.	692,172

	Food – Retail—1.22%
520,400	Safeway Inc.	8,487,724

	Human Resources—0.86%
295,800	Monster Worldwide Inc.	1,839,876
155,600	Robert Half International Inc.	4,184,084

		6,023,960

	Internet Content – Information / Network—0.27%
211,500	Dice Holdings Inc.	1,867,545

	Networking Products—0.95%
94,400	LogMeIn Inc.	2,329,792
420,200	Polycom Inc.	4,210,404

		6,540,196

	Office Automation & Equipment—0.59%
641,300	Xerox Corp.	4,129,972

	Printing – Commercial—0.57%
151,600	Valassis Communications Inc.	3,944,632

	Racetracks—0.37%
63,900	Penn National Gaming Inc.	2,583,477

	Recreational Centers—0.45%
70,000	Life Time Fitness Inc.	3,142,300

	Rental Auto / Equipment—0.31%
65,200	Rent-A-Center Inc.	2,173,116

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2012 Fair Value
	Common Stock (continued)
	United States (continued)
	Retail – Apparel / Shoes—0.53%
45,800	Buckle Inc.	$2,068,786
33,700	Jos A Bank Clothiers Inc.	1,576,823

		3,645,609

	Retail – Computer Equipment—0.75%
228,300	GameStop Corp, Class A.	5,212,089

	Semiconductor Components – Integrated Circuits—0.40%
100,600	Maxim Integrated Products Inc.	2,769,015

	Semiconductor Equipment—0.66%
72,100	Cabot Microelectronics Corp.	2,148,580
78,300	Veeco Instruments Inc.	2,403,810

		4,552,390

	Telecommunication Equipment – Fiber Optics—1.81%
1,068,300	Corning Inc.	12,552,525

	Telecommunication Equipment—0.99%
211,500	Plantronics Inc.	$6,861,060

	Total United States (proceeds $132,747,272)	$125,092,816

	Total Common Stock (proceeds $290,618,636)	$264,937,428

	Total Securities Sold, Not Yet Purchased (proceeds $290,618,636)	$264,937,428

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED by Industry (concluded)

Securities Sold, Not Yet Purchased – By Industry	October 31, 2012 Percentage of Net Assets (%)
Airlines	0.71
Auction House / Art Dealer	0.44
Audio / Video Products	1.50
Building & Construction Products – Miscellaneous	1.24
Building – Mobile Home / Manufactured Housing	0.41
Building Products – Air & Heating	1.00
Casino Hotels	0.47
Cellular Telecommunication	0.28
Chemicals	0.48
Coffee	0.33
Commercial Services – Finance	0.86
Computer Services	1.46
Computers	1.73
Computers – Peripheral Equipment	0.41
Cruise Lines	0.85
Distribution / Wholesale	0.95
E-Commerce / Services	0.25
Electric – Generation	0.52
Electric – Integrated	0.33
Electronic Components – Miscellaneous	0.41
Electronic Components – Semiconductors	2.76
E-Marketing / Information	0.10
Enterprise Software / Services	0.43
Finance – Other Services	0.41
Food – Miscellaneous / Diversified	0.29
Food – Retail	1.22
Hotels & Motels	0.51
Human Resources	0.86
Internet Content – Information / Network	0.27
Machinery – Construction & Mining	0.89
Metal Processors & Fabrication	0.26
Metal – Aluminum	0.15
Networking Products	0.95
Office Automation & Equipment	1.95
Paper & Related Products	0.11
Photo Equipment & Supplies	0.90
Power Conversion / Supply Equipment.	0.07
Printing – Commercial	0.97
Racetracks	0.37
Real Estate Operations / Development	0.61
Recreational Centers	0.45
Rental Auto / Equipment	0.31
Retail – Apparel / Shoes	0.53
Retail – Computer Equipment	0.75
Retail – Miscellaneous / Diversified	0.62
Semiconductor Components – Integrated Circuits	1.46
Semiconductor Equipment	0.78
Steel – Producers	0.63
Telecommunication Equipment	1.29
Telecommunication Equipment – Fiber Optics	1.81
Web Portals / ISP	0.80

Total Securities Sold, Not Yet Purchased	38.14%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS

Notional Amount	Maturity Date		October 31, 2012 Unrealized Gain/(Loss)
	Swap Contracts—(0.16)%
	Total Return Swaps—(0.16)%
	Airlines—(0.01)%
$(1,304,245)	3/6/2014	All Nippon Airways Co Ltd	$(77,456)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of All Nippon Airways Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 17.50%.

(540,245)	3/6/2014	China Airlines Limited	(6,170)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of China Airlines Limited in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.59%.

			(83,626)

	Audio / Video Products—(0.03%)
(2,397,206)	3/6/2014	Pioneer Corp	(27,688)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Pioneer Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 2.10%.

(4,289,829)	3/6/2014	Sharp Corp	(163,093)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Sharp Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 8.50%.

			(190,781)

	Building Products—Doors & Windows—(0.10%)
(10,614,452)	3/6/2014	Asahi Glass Co Ltd	(310,014)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Asahi Glass Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(3,812,211)	3/6/2014	Nippon Sheet Glass Company Ltd	(387,103)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Nippon Sheet Glass Company Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 5.79%.

			(697,117)

	Capacitors—0.00%
(4,992,850)	3/6/2014	Taiyo Yuden Co Ltd	37,948

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Taiyo Yuden Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 1.94%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2012 Unrealized Gain/(Loss)
	Total Return Swaps (continued)
	Chemicals—(0.02%)
$(1,166,225)	3/6/2014	Hitachi Chemical Company Ltd	$(59,199)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Hitachi Chemical Company Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(3,257,720)	3/6/2014	Kuraray Co Ltd	(110,570)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Kuraray Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

			(169,769)

	Circuit Boards—0.00%
(123,659)	3/6/2014	Unimicron Technology Corp	(297)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Unimicron Technology Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.50%.

	Computers—0.01%
(2,041,682)	3/6/2014	Asustek Computer Inc	(27,996)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Asustek Computer Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.37%.

(2,031,129)	3/6/2014	Compal Electronics Inc	85,692

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Compal Electronics Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 3.83%.

(1,341,381)	3/6/2014	Wistron Corporation	(13,240)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Wistron Corporation in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 8.46%.

			44,456

	Computers—Integrated Systems—(0.01)%
(4,323,185)	3/6/2014	Fujitsu Ltd	(80,402)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Fujitsu Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2012 Unrealized Gain/(Loss)
	Total Return Swaps (continued)
	Computers—Peripheral Equipment—(0.02%)
$(952,484)	3/6/2014	Chicony Electronics Co Ltd	$15,471

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Chicony Electronics Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 4.75%.

(2,331,268)	3/6/2014	Innolux Display Corp	(153,241)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Innolux Display Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 5.17%.

			(137,770)

	E-Commerce / Products—(0.02)%
1,092,345	3/6/2014	MonotaRO Co Ltd	(27,298)

Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of MonotaRO Co Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.60%.

3,204,846	3/6/2014	Rakuten Inc	(126,750)

Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Rakuten Inc in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.60%.

			(154,048)

	Electric Products—Miscellaneous—(0.02%)
(2,826,100)	3/6/2014	Brother Industries Ltd	(53,494)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Brother Industries Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.45%.

(1,999,639)	3/6/2014	LG Electronics Inc	(92,834)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of LG Electronics Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 5.04%.

(4,777,895)	3/6/2014	LG Innotek Co Ltd	25,905

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of LG Innotek Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 4.95%.

			(120,423)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2012 Unrealized Gain/(Loss)
	Total Return Swaps (continued)
	Electronic Components—Miscellaneous—(0.12%)
$(1,812,318)	3/6/2014	AU Optronics Corp	$(134,861)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of AU Optronics Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 2.42%.

(1,986,622)	3/6/2014	NEC Corporation	(186,038)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of NEC Corporation in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(8,534,538)	3/6/2014	Nippon Electric Glass Co	(158,572)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Nippon Electric Glass Co in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(329,183)	3/6/2014	Pegatron Corp	(803)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Pegatron Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.75%.

(641,721)	3/6/2014	Radiant Opto-Electronics Corporation	11,214

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Radiant Opto-Electronics Corporation in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 8.75%.

(217,642)	3/6/2014	Silitech Technology Corp	14,417

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Silitech Technology Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.35%.

(7,009,101)	3/6/2014	Toshiba Corp	(449,305)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Toshiba Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(1,878,360)	3/6/2014	TPK Holding Co Ltd	18,029

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of TPK Holding Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 17.00%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2012 Unrealized Gain/(Loss)
	Total Return Swaps (continued)
	Electronic Components—Miscellaneous (continued)
$(1,053,612)	3/6/2014	Wintek Corp	$56,959

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Wintek Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 12.00%.

			(828,960)

	Electronic Components—Semiconductors—0.11%
(709,891)	3/6/2014	Epistar Corp	35,448

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Epistar Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 11.50%.

(456,814)	3/6/2014	Everlight Electronics Co Ltd	33,556

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Everlight Electronics Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.58%.

(8,981,183)	3/6/2014	MediaTek Inc	(191,668)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of MediaTek Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.00%.

(841,557)	3/6/2014	Nippon Chemi-Con Corp	(30,703)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Nippon Chemi-Con Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.54%.

(3,060,606)	3/6/2014	Rohm Company Ltd	12,401

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Rohm Company Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

47,390,040	3/6/2014	Samsung Electronics Co Ltd	1,119,311

Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Samsung Electronics Co Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2012 Unrealized Gain/(Loss)
	Total Return Swaps (continued)
	Electronic Components—Semiconductors (continued)
$(5,470,312)	3/6/2014	SK Hynix Inc	$(203,515)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of SK Hynix Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.96%.

			774,830

	Electronic Measuring Instruments—(0.04)%
(9,641,096)	3/6/2014	Advantest Corp	(296,903)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Advantest Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

	Electronic Parts Distribution—0.00%
(65,871)	3/6/2014	G-Tech Optoelectronics Corp	7,523

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of G-Tech Optoelectronics Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 11.00%.

	Finance—Investment Banker / Broker—0.00%
(1,485,323)	3/6/2014	Bolsas y Mercados Espanoles SA	(19,631)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Bolsas y Mercados Espanoles SA in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.11%.

	Food—Retail—0.00%
(604,615)	3/6/2014	Delhaize Group	(3,239)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Delhaize Group in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

	Life / Health Insurance—0.00%
(2,112,795)	3/6/2014	Cathay Financial Holding Co	3,057

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Cathay Financial Holding Co in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 3.25%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2012 Unrealized Gain/(Loss)
	Total Return Swaps (continued)
	Metal Processors & Fabrication—(0.01)%
$(4,099,941)	3/6/2014	Catcher Technology Co Ltd	$(44,441)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Catcher Technology Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 10.00%.

	Office Automation & Equipment—0.03%
(9,015,001)	3/6/2014	Ricoh Co Ltd	258,863

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Ricoh Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 5.00%.

(2,891,814)	3/6/2014	Seiko Epson Corp	(26,206)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Seiko Epson Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.00%.

			232,657

	Photo Equipment & Supplies—(0.01)%
(3,410,876)	3/6/2014	Largan Precision Co Ltd	(43,370)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Largan Precision Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 10.50%.

	Retail—Jewelry—(0.01)%
(5,756,454)	3/6/2014	Swatch Group AG	(67,770)

Agreement with Morgan Stanley, dated 03/01/2012 to deliver the total return of the shares of Swatch Group AG in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

	Retail—Restaurants—0.01%
6,219,183	3/6/2014	Gourmet Master Co Ltd	38,609

Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Gourmet Master Co Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 1.12%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2012 Unrealized Gain/(Loss)
	Total Return Swaps (continued)
	Semiconductor Components—Integrated Circuits—(0.04)%
$(3,619,372)	3/6/2014	Powertech Technology Inc	$39,425

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Powertech Technology Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 4.81%.

36,091,152	3/6/2014	QUALCOMM Inc	(287,372)

Agreement with Morgan Stanley, dated 03/01/2012 to receive the total return of the shares of QUALCOMM Inc in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

(678,848)	3/6/2014	Realtek Semiconductor Corp	(31,410)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Realtek Semiconductor Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.62%.

			(279,357)

	Web Portals / ISP—0.14%
1,091,605	3/6/2014	GMO Internet Inc	34,942

Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of GMO Internet Inc in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.60%.

55,092,240	3/6/2014	Google Inc, Class A	372,233

Agreement with Morgan Stanley, dated 03/01/2012 to receive the total return of the shares of Google Inc, Class A in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

27,986,197	3/6/2014	NHN Corp	553,629

Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of NHN Corp in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.

			960,804

	Total Swap Contracts		$(1,118,020)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS by Industry (concluded)

Swap Contracts – By Industry	October 31, 2012 Percentage of Net Assets (%)
Airlines	(0.01%)
Audio / Video Products	(0.03%)
Building Products – Doors & Windows	(0.10%)
Capacitors	0.00%
Chemicals	(0.02%)
Circuit Boards	0.00%
Computers	0.01%
Computers – Integrated Systems	(0.01%)
Computers – Peripheral Equipment	(0.02%)
E-Commerce / Products	(0.02%)
Electric Products – Miscellaneous	(0.02%)
Electronic Components – Miscellaneous	(0.12%)
Electronic Components – Semiconductors	0.11%
Electronic Measuring Instruments	(0.04%)
Electronic Parts Distribution	0.00%
Finance – Investment Banker / Broker	0.00%
Food – Retail	0.00%
Life / Health Insurance	0.00%
Metal Processors & Fabrication	(0.01%)
Office Automation & Equipment	0.03%
Photo Equipment & Supplies	(0.01%)
Retail – Jewelry	(0.01%)
Retail – Restaurants	0.01%
Semiconductor Components – Integrated Circuits	(0.04%)
Web Portals / ISP	0.14%

Total Swap Contracts	(0.16%)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF OPERATIONS

For the Year Ended October 31, 2012
Investment Income
Dividends	$4,236,199
Interest	1,525,076
Other	208

Total investment income	5,761,483

Expenses
Management fees	10,384,097
Stock loan fees	7,476,651
Dividends on securities sold, not yet purchased	5,109,185
Incentive Fee	3,377,585
Shareholder servicing fees	1,295,638
Administration fees	453,336
Professional fees	442,162
Transfer agent fees	245,217
Custody fees	201,174
Registration fees	65,716
Insurance expense	63,898
Trustees’ fees	35,000
Interest expense	865
Miscellaneous expense	342,305

Total expenses	29,492,829

Net investment loss	(23,731,346)

Realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps
Realized gain/(loss) from investment activities, foreign currency transactions and total return swaps
Investment securities	(19,956,828)
Securities sold, not yet purchased	2,161,371
Foreign currency transactions	(221,270)
Total return swaps	22,669,069

Net realized gain/(loss) from investment activities, foreign currency transactions and total return swaps	4,652,342

Net change in unrealized gain/(loss) from investment activities and foreign currency transactions	35,001,778
Net change in unrealized gain/(loss) of total return swaps	(2,570,364)

Net change in unrealized gain/(loss) from investment activities, foreign currency transactions, and total return swaps	32,431,414

Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	37,083,756

Net increase in net assets resulting from operations	$13,352,410

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
From operations:

Net investment loss	$(23,731,346)	$(15,502,754)
Net realized gain/(loss) from investment activities, foreign currency transactions and total return swaps	4,652,342	8,477,536
Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	32,431,414	22,424,328

Net increase in net assets resulting from operations	13,352,410	15,399,110

Distributions to shareholders:

From net realized gain ($0.0584 per share)	(1,957,432)	—

Net decrease in net assets resulting from distributions to shareholders	(1,957,432)	—

From transactions in shares:
Net proceeds from sale of shares	389,272,122	169,900,370
Reinvestment of distributions	1,498,250	—
Cost of shares repurchased	(32,855,664)	(12,080,160)

Net increase in net assets from transactions in shares	357,914,708	157,820,210

Net increase in net assets	369,309,686	173,219,320

Net assets at beginning of year	325,271,530	152,052,210

Net assets at end of year	$694,581,216	$325,271,530

Accumulated Undistributed Net Investment Loss	$(43,894,241)	$(20,162,895)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding Shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its managing member, Alkeon Capital Management, LLC (“Alkeon”). Each of the Adviser and Alkeon is registered with the SEC as an investment adviser.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes, i.e., leverage its assets. The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of Shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $50,000. Minimum subsequent investments must be at least $10,000 (in each case, including a sales load if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with Mainsail Group, L.L.C. (the “Underwriter”) or with brokers or dealers retained by the Underwriter to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $2,000,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (continued)

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires (hereafter referred to as “authoritative guidance”) the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities sold short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities sold short) as reported by that exchange.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board in accordance with authoritative guidance.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security sold short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value, taking into account the aforementioned factors, pursuant to procedures adopted in good faith by the Board.

The Fund follows authoritative guidance for fair value measurement. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund recognizes transfers into and out of levels indicated above at the end of the reporting period. There were no such transfers during the year ended October 31, 2012.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Active Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04). ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is not expected to have a material impact on the Fund’s financial statements.

The following is a summary of the inputs used, as of October 31, in valuing the Fund’s investments at fair value.

	Level 1	Level 2	Level 3	Balance October 31, 2012
Assets
Common Stock	$723,331,234	$—	$—	$723,331,234

Liabilities
Common Stock	$264,937,428	$—	$—	$264,937,428
Total Return Swaps	—	1,118,020	—	1,118,020

Total Liabilities	$264,937,428	$1,118,020	$—	$266,055,448

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At October 31, 2012, $122,128,683 in cash equivalents were held in a BNY Mellon Money Market Account, including foreign currency with a U.S. Dollar value of $1,490,937. Amounts may at times exceed federally insured limits.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with authoritative guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (continued)

2. Significant Accounting Policies (continued)

e. Income Taxes (continued)

on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At October 31, 2012, the Fund had no deferred tax liability.

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

f. Due to/from Broker

Due to/from broker consists of U.S. dollar cash balances held at the Fund’s prime broker (Morgan Stanley & Co., Inc.). The Fund is charged interest on cash it borrows at agreed upon rates with its prime broker. The amount due from broker primarily represents receivables for funds held by the broker which result from proceeds of short sales and cash proceeds from the unwind of swap positions. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 2.00% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. During the year ended October 31, 2012, Management Fees totaled $10,384,097, of which $1,223,485 remains payable to the Adviser and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (continued)

4. Incentive Fee (continued)

during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

Fiscal Period means each period ending on the Fund’s fiscal year-end, provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period.

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

During the year ended October 31, 2012, earned incentive amounted to $3,377,585, all of which remains payable and is included in the accompanying Statement of Assets and Liabilities.

5. Shareholder Servicing Fee

Under the terms of the distribution agreement with the Fund, the Fund pays ongoing shareholder servicing fees to the Underwriter to compensate it for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. The Underwriter may retain all or a portion of these payments. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.25% (on an annualized basis) of the net asset value of the Fund.

During the year ended October 31, 2012, Shareholder Servicing Fees amounted to $1,295,638. At October 31, 2012, $152,813 remains payable and is included in the accompanying Statement of Assets and Liabilities.

6. Administration Fee, Related Party and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses.

The Bank of New York Mellon serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (continued)

6. Administration Fee, Related Party and Other (continued)

Mainsail Group, L.L.C. (previously defined as the “Underwriter”), an underwriter under the federal securities laws, serves as underwriter of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the underwriter’s distribution agreement with the Fund, the Underwriter may retain unaffiliated brokers or dealers (i.e. “Selling Agents”) to assist in the distribution of Shares. For the year ended October 31, 2012, Sanders Morris Harris Inc., which also served as an underwriter to the Fund until September 2012, received $49,269 from the Fund.

Each Independent Trustee receives an annual retainer of $10,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of- pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

8. Securities Transactions

Aggregate purchases and sales of investment securities for the year ended October 31, 2012, amounted to $881,511,375 and $531,702,457, respectively. Aggregate proceeds received and paid for securities sold, not yet purchased for the year ended October 31, 2012, amounted to $468,597,370 and $349,206,328, respectively.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33 1/3 percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Adviser expects that the Fund’s investment program will make frequent use of leverage.

For the year ended October 31, 2012, the average daily amount of such borrowings was $153,039 and the daily weighted average annualized interest rate was 0.56%.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (continued)

10. Transactions in Shares

Transactions in Shares were as follows:

For the Year Ended October 31, 2012 Shares
Shares at the beginning of the year	29,223,252
Shares sold	34,824,902
Shares reinvested	147,902
Shares repurchased	(2,893,567)

Net increase (decrease)	32,079,237

Shares at the end of the year	61,302,489

As of October 31, 2012, the Investment Adviser and its affiliates own 10,058.657 shares of the Fund.

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/(depreciation) on swap contracts is reflected on the Statement of Operations and Schedule of Swap Contracts within these financial statements. The net change in unrealized appreciation/(depreciation) on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the net change in unrealized appreciation/(depreciation) from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities (continued)

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non- investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

There was no activity of bonds and other fixed-income securities in the Fund during the year ended October 31, 2012.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail Shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail Shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these Shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their Shares at net asset value in large blocks (typically 50,000 Shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail Shares).

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

There was no activity of Exchange Traded Funds in the Fund during the year ended October 31, 2012.

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk (continued)

obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase Shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase Shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of Shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

There was no activity of the above-mentioned investments in the Fund during the year ended October 31, 2012.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security).

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets and Liabilities.

The average notional amounts of swap contracts was $204,746,745 during the year ended October 31, 2012, which is indicative of the volume of activity of swap contracts during the period.

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Call and Put Options on Individual Securities (continued)

investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

There was no activity of the above-mentioned investments in the Fund during the year ended October 31, 2012.

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized appreciation/(depreciation) from investment activities and foreign currency transactions on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

12. Federal Income Tax Information

At October 31, 2012, the aggregate cost and proceeds for Federal income tax purposes of portfolio investments and securities sold, not yet purchased was $684,715,277, and $266,930,486, respectively. For Federal income tax purposes, at October 31, 2012, accumulated net unrealized gain on portfolio investments was $38,615,957, consisting of $64,966,709 gross unrealized gain and $26,350,752 gross

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (continued)

12. Federal Income Tax Information (continued)

unrealized loss. The accumulated net unrealized gain on securities sold, not yet purchased, was $23,688,150, consisting of $34,122,236 gross unrealized gain and $10,434,086 gross unrealized loss. The difference between book basis and tax basis unrealized gain on portfolio investments and unrealized gain on securities sold, not yet purchased is attributable primarily to cumulative loss deferrals on wash sales and loss deferrals on unsettled short positions, respectively.

During the year ended October 31, 2012, taxable gain differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses, and (3) recognition of unrealized gain/(loss) of swap contracts currently in taxable income. Listed below is a reconciliation of net increase in net assets resulting from operations to taxable gain for the fiscal year ended October 31, 2012.

Net increase in net assets resulting from operations	$13,352,410
Net change in unrealized gain/(loss) from investment activities and foreign currency transactions	(35,001,778)
Book/tax difference due to deferred wash sales losses	3,414,151
Book/tax difference due to short sales	(230,723)
Capital losses carried forward	17,706,128
Other book-tax differences	2,717,244

Taxable Gain(1)	$1,957,432

(1)

The Fund’s taxable gain is an estimate and will not be finally determined until the Fund files its tax return for the year ended October 31, 2012. Therefore, the final taxable income may be different than the estimate.

As of October 31, 2012, the components of net assets on a tax basis were as follows:

Accumulated undistributed net investment loss	$(1,599,224)
Accumulated net realized losses on investments	(25,419,413)
Accumulated unrealized gain from investment activities and foreign currency transactions	68,977,831
Paid-in capital	652,622,022

Total Net Assets	$694,581,216

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years ended October 31, 2011 and October 31, 2012, and has concluded that no provision for income tax is required in the Fund’s financial statements. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules including the unlimited carryover of future capital

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (continued)

12. Federal Income Tax Information (continued)

losses. In general, the provisions of the Act became effective for the Fund’s fiscal year beginning after October 31, 2011.

During the year ended October 31, 2012, the tax character of the dividends paid by the Fund was $1,957,432 ordinary income.

As of October 31, 2012, the capital loss carryforward of the Fund is $17,706,128, of which $14,125,295 is short-term and $3,580,833 is long-term, and neither is subject to expiration.

13. Financial Highlights

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Period March 1, 2010 (commencement of operations) through October 31, 2010
Net asset value per Share, beginning of period	$11.13	$10.57	$10.00

Income from investment operations (a):
Net investment loss	(0.59)	(0.74)	(0.66)
Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	0.85	1.30	1.23

Total income/(loss) from investment operations	0.26	0.56	0.57

Distributions to shareholders:
Realized capital gains	(0.06)	—	—

Total distributions to shareholders	(0.06)	—	—

Net asset value per Share, end of period	$11.33	$11.13	$10.57

Total return—gross (b) (c) (e)	2.93%	6.55%	7.32%
Total return—net (b) (c) (e)	2.38%	5.30%	5.70%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	694,581	325,272	152,052
Average net assets (dollars in thousands), end of period	519,202	269,839	65,890
Ratio of expenses to average net assets (d) (e)	5.68%	6.81%	9.81%
Ratio of expenses without incentive fee to average net assets (d) (e)	5.03%	5.38%	6.27%
Ratio of incentive fee to average net assets (c) (e)	0.65%	1.43%	3.54%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (d) (e)	2.58%	2.86%	3.58%
Ratio of dividend and interest expense to average net assets (d) (e)	0.98%	1.09%	1.17%
Ratio of security trading related expenses to average net assets (d) (e)	1.46%	1.43%	1.52%
Ratio of net investment loss to average net assets (d) (e)	(4.57%)	(5.75%)	(8.62%)
Portfolio turnover on investments in securities (c)	97%	108%	148%
Average debt ratio (d)	0.03%	0.12%	0.37%

(a)	Per Share amounts presented are based on monthly Shares outstanding throughout the period indicated.

(b)

Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2012 (concluded)

13. Financial Highlights (continued)

dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	Annualized for periods of less than one year.

(e)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

14. Subsequent Events

Subsequent to October 31, 2012, and through December 27, 2012, the Fund had capital subscriptions of $81,066,344.

The Fund has evaluated the possibility of subsequent events existing in the Fund’s financial statements, and has determined that there are no material events that would require disclosure in the Fund’s financial statements.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending January 31 and July 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor, or calling collect (212) 389-8713, or on the SEC’s website at http://www.sec.gov.

Supplemental Tax Information: All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. For the year ended October 31, 2012, the Qualified Dividend Income and Dividends Received Deduction were both 100%.

Consideration and Renewal of Investment Advisory Agreement

At a meeting held in person on September 20, 2012, the Board of Trustees of ACAP Strategic Fund (the “Board”) approved renewing the investment advisory agreement between ACAP Strategic Fund, a Delaware statutory trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), for an additional one-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to renew the Advisory Agreement.

In considering whether to renew the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser over the past year; (ii) the investment performance of the Fund and the Adviser, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services, and (v) other benefits to the Adviser from its relationship with the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser.

The Trustees reviewed various presentations the Adviser provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon Capital Management, LLC (“Alkeon”), the Adviser’s managing member, in managing funds and accounts with similar strategies to those of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its financial

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited) (continued)

condition and its financial wherewithal to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as managing member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

(b) Investment Performance of the Fund and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by Adviser for those investment vehicles, such as the Fund, managed by Mr. Panayotis (“Takis”) Sparaggis, the portfolio manager of the Fund. The Trustees discussed Mr. Sparaggis’ more than fifteen years of experience employing alternative investment strategies. The Trustees also took account of the performance of the Fund, as well as a fund that has had substantially the same investment program as that of the Fund for a longer investment period, but which is not registered under the 1940 Act and, thus, would have had lower investment performance had it been subject to certain investment limitations imposed by applicable securities laws and the effect of the Fund’s somewhat higher fees and expenses. With respect to the Fund, the Trustees observed that the Fund’s investment performance met expectations. Based on the foregoing, the Trustees expressed satisfaction with level and quality of services provided to the Fund.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 2.00% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carry-forward account. The Board considered the mechanics of the incentive fee, noting that it will continue to be paid at the close of the Fund’s fiscal year and each time the Fund conducts a share repurchase offer, although the fee paid in connection with a share repurchase offer would be limited to that portion of the incentive fee that is proportional to the Fund’s assets paid in respect of share repurchases. The Trustees further noted that any incentive fee is calculated and accrued daily as a liability of the Fund and thus is reflected in the Fund’s net asset value on a daily basis. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with fees and expenses of other similar closed-end, continuously-offered single manager 1940 Act-registered products, as well as fees of other funds and accounts advised or sub- advised by Alkeon. Although the Fund’s expense ratio was somewhat higher than the median ratio of the peer group presented in the materials, the Board was satisfied that the proposed fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by Alkeon. The Board also noted that the 2/20 management fee/incentive fee combination was a fee structure commonly charged by alternative fund managers such as the Adviser (or Alkeon). Based on its review, the Board concluded that the proposed level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited) (concluded)

(d) The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect such Economies of Scale.

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. Because the Fund’s assets had not significantly exceeded the estimates when the Advisory Agreement was originally approved, the Trustees did not consider that economies of scale had yet been realized sufficient to consider the effect, if any, on fees. The Trustees determined that they would revisit this issue as appropriate.

Conclusion.

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved renewal of the Advisory Agreement for an additional one-year period.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund’s Trustees and Officers, please see the Statement of Additional Information (SAI), which is available without charge, upon request, by calling collect (212) 389-8713.

Independent Trustees

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Brad L. Berman, 55	Trustee	Indefinite/Since Inception	Partner, Holland & Knight LLP (law firm); President, Liberian International Ship & Corporate Registry, LLC (ship & corporate registry)	One(1)	None
William F. Murphy, 54	Trustee	Indefinite/Since Inception	Trader, Bay Hill Capital Management, LLC (investment management firm) Senior Vice President, Derivative Trading, HSBC Bank, NA	One(1)	None
Jorge Orvananos, 44	Trustee	Indefinite/Since Inception	Analyst, HealthCor Partners Management, L.P. (private equity firm); Technical Strategist, Kingdon Capital Management, LLC (hedge fund sponsor firm)	One(1)	None

The address of each independent Trustee is 350 Madison Avenue, 9th Floor, New York, New York 10017.

*

“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(1)

Other than the Fund. As of September 20, 2012, each of the Trustees/Officers of the Fund also serves in the same capacity for Bluepoint Investment Series Trust (a part of the Fund Complex), for which the Adviser also serves as investment adviser.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (continued)

Interested Trustees*

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Gregory D. Jakubowsky, 40	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management (investment management firm); Chief Executive Officer, Mainsail Group, LLC (broker-dealer)	One(1)	None

*	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to his position as an officer of the Fund.

(1)

Other than the Fund. As of September 20, 2012, each of the Trustees/Officers of the Fund also serves in the same capacity for Bluepoint Investment Series Trust (a part of the Fund Complex), for which the Adviser also serves as investment adviser.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (concluded)

In accordance with the Fund’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Officers

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky, 40	President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management (investment management firm); Chief Executive Officer, Mainsail Group, LLC (broker-dealer)	One(1)
George Mykoniatis, 42	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management (investment management firm); Chief Compliance Officer, Mainsail Group, LLC (broker-dealer)	One(1)
A. Tyson Arnedt, 50	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since Inception

General Counsel, Alkeon Capital Management (investment management firm); General Counsel, Mainsail Group, LLC (broker-dealer); Chief Compliance Officer, SilverBay Capital Management LLC (investment managment firm); Independent Consultant; Chief Operating Officer, EIM Management (USA) Inc. (investment management firm);

One(1)

The address of each Officer is 350 Madison Avenue, 9th Floor, New York, New York 10017.

(1)	Other than the Fund. As of September 20, 2012, each of the Trustees/Officers of the Fund also serves in the same capacity for Bluepoint Investment Series Trust (a part of the Fund Complex), for which the Adviser also serves as investment adviser.

ACAP STRATEGIC FUND
PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Strategic Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

SILVERBAY CAPITAL MANAGEMENT LLC
(“SilverBay”)
PRIVACY POLICY

SilverBay, the investment adviser to ACAP Strategic Fund does not disclose nonpublic personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties other than as described below. This Privacy Policy sets forth the policies of SilverBay with respect to the collection, sharing and protection of non-public personal information of SilverBay’s clients, former clients, client’s investors, prospective clients’ investors and former clients’ investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Policy carefully to understand what SilverBay does.

SilverBay collects personal information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients’ account or otherwise in furtherance of its business. To service its clients’ accounts and effect transactions, SilverBay may provide its clients’ personal information to its affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist it in servicing its clients’ accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has marketing arrangements to protect the confidentiality of its clients’ information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay’s privacy policy, please contact Tyson Arnedt at (212) 389-8713.

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Jorge Orvananos is qualified to serve as an audit committee financial expert serving on the Audit Committee of the Board (the “Audit Committee”) and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $72,000 for 2012 and $70,000 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $15,750 for 2012 and $19,250 for 2011. These services related to the review of the Registrant’s semi-annual, unaudited financial statements and the auditor’s consent to the annual update of the Registrant’s prospectus.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2012 and $0 for 2011. This represents tax work related to annual audited financial statements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $3,600 for 2012 and $0 for 2011. These services related to administrative work.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non–audit services that the Registrant’s independent auditors provide to the Registrant and (ii) all non-audit services that the Registrant’s independent auditors provide to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the ACAP Strategic Fund (the “Fund”) to SilverBay Capital Management LLC (the “Adviser”) as part of the Adviser’s management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Fund) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’ voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund’s Vice President at (212) 389-8713 and (ii) at the SECs website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Accordingly, if the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

A.	if a proposal is addressed by the ISS Policies, the Adviser will vote in accordance with such policies;

B.	if the Adviser believes it is in the best interests of the fund to depart from the ISS Policies, the Adviser will be subject to the requirements of C or D below, as applicable;

C.

if the proxy proposal is (1) not addressed by the ISS Policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and

D.

if the proxy proposal is (1) not addressed by the ISS Policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of a fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser’s Compliance Committee.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, Mr. Panayotis (“Takis”) Sparaggis serves as the Fund’s Portfolio Manager and has served in that capacity since the Fund’s inception. Mr. Sparaggis is the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC (“Alkeon”), which is the managing member of the Adviser. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. (“CIBC WM”) and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers (“OIA”), an investment management program offered by CIBC WM, and was then responsible for OIA’s MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

          As of October 31, 2012, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Registered Investment Companies:	1	1,441,707,900	1	1,441,707,900
Other Pooled Investment Vehicles:	10	1,511,792,929	9	1,507,649,515
Other Accounts:

          Potential Conflicts of Interests

          The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, “Other Accounts”) may give rise to conflicts of interest that may disadvantage the Fund. The Fund has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Fund’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund’s investments as in their judgment is necessary and appropriate.

          There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. In addition, Mainsail Group, L.L.C. (“Mainsail”), the Fund’s distributor may provide brokerage and other services from time to time to one or more accounts or entities managed by the Adviser or its affiliates. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund, except that Mainsail may act as broker for, and impose usual and customary brokerage commissions on, the Fund in effecting securities transactions.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis’ compensation consists of periodic draws and the income from the profits of Alkeon, the managing member of the Adviser, derived by him as its controlling principal. The level of Alkeon’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

(a)(4)	Disclosure of Securities Ownership

As of October 31, 2012, Mr. Sparaggis did not own directly any shares of the Fund. (This does not take into account the Mr. Sparaggis’ position as controlling principal of the Adviser’s managing member.)

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ACAP Strategic Fund

By (Signature and Title)*	/s/ Gregory D. Jakubowsky

Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory D. Jakubowsky

Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	January 4, 2013

By (Signature and Title)*	/s/ George D. Mykoniatis

George D. Mykoniatis, Treasurer and Principal Financial Officer
(principal financial officer)

Date	January 4, 2013

* Print the name and title of each signing officer under his or her signature.